:PLL ARBN 647 286 360 :PLL EARNINGS PRESENTATION FIRST QUARTER 2025 May 7, 2025 : PLL : PLL DISCLAIMERS Forward Looking Statements This presentation contains forward-looking statements within the meaning of or as described in securities legislation in the United States and Australia, including statements regarding exploration, development, construction and production activities of Sayona Mining, Atlantic Lithium and Piedmont Lithium; current plans for Piedmont’s mineral and chemical processing projects; Piedmont’s potential acquisition of an ownership interest in Ewoyaa; and strategy. Such forward-looking statements involve substantial and known and unknown risks, uncertainties and other risk factors, many of which are beyond our control, and which may cause actual timing of events, results, performance or achievements expressed or implied by the forward-looking statements. Such risk factors include, among others: (i) that Piedmont, Sayona Mining or Atlantic Lithium may be unable to commercially extract mineral deposits, (ii) that Piedmont’s, Sayona Mining’s or Atlantic Lithium’s properties may not contain expected reserves, (iii) risks and hazards inherent in the mining business (including risks inherent in exploring, developing, constructing and operating mining projects, environmental hazards, industrial accidents, weather or geologically related conditions), (iv) uncertainty about Piedmont’s ability to obtain required capital to execute its business plan, (v) Piedmont’s ability to hire and retain required personnel, (vi) changes in the market prices of lithium and lithium products, (vii) changes in technology or the development of substitute products, (viii) the uncertainties inherent in exploratory, developmental and production activities, including risks relating to permitting, zoning and regulatory delays related to Piedmont’s projects as well as the projects of our partners in Quebec and Ghana, (ix) uncertainties inherent in the estimation of lithium resources, (x) risks related to competition, (xi) risks related to the information, data and projections related to Sayona Mining or Atlantic Lithium, (xii) occurrences and outcomes of claims, litigation and regulatory actions, investigations and proceedings, (xiii) risks regarding our ability to achieve profitability, enter into and deliver product under supply agreements on favorable terms, our ability to obtain sufficient financing to develop and construct our projects, our ability to comply with governmental regulations and our ability to obtain necessary permits, (xiv) risks related to the completion of our proposed merger with Sayona Mining and related capital raises, and (xv) other uncertainties and risk factors set out in filings made from time to time with the U.S. Securities and Exchange Commission (“SEC”) and the Australian Securities Exchange, including Piedmont’s most recent filings with the SEC. The forward-looking statements, projections and estimates are given only as of the date of this presentation and actual events, results, performance and achievements could vary significantly from the forward-looking statements, projections and estimates presented in this presentation. Readers are cautioned not to put undue reliance on forward-looking statements. Piedmont disclaims any intent or obligation to update publicly such forward-looking statements, projections and estimates, whether as a result of new information, future events or otherwise. Additionally, Piedmont, except as required by applicable law, undertakes no obligation to comment on analyses, expectations or statements made by third parties in respect of Piedmont, its financial or operating results or its securities. Non-GAAP Measures Non-GAAP financial metrics such as “Adjusted Net Loss,” “Adjusted Diluted Earnings Per Share,” “EBITDA,” and “Adjusted EBITDA” are used throughout the presentation to provide additional information on business performance. The non-GAAP financial measures presented do not have any standard meaning prescribed by GAAP and may differ from similarly-titles measures used by other companies. However, we present these measures in this press release because we believe these non-GAAP financial measures provide useful means of evaluating and understanding how our management evaluates our financial condition and results of operations. A reconciliation of Non-GAAP metrics to statutory financial metrics is provided in Non-GAAP Measures section. Throughout this presentation, amounts may not sum due to rounding. 2

: PLL : PLL3 Q1’25 EARNINGS SNAPSHOT KEITH PHILLIPS President & Chief Executive Officer MICHAEL WHITE Executive Vice President & Chief Financial Officer  Heightened volatility driven by shifts in macroeconomic outlook and geopolitics  27kt shipped to customers; in line with guidance  Reduced quarterly production at NAL  Weather related shutdowns lead to decline in mill utilization  Actions taken to mitigate future impacts and improve reliability  Proposed merger with Sayona Mining  Advancing merger towards shareholder votes  Integration planning underway Continued discipline in a challenging environment : PLL : PLL NAL PRODUCTION 4  43,261 dmt concentrate produced in Q1’25  Operation remains on track to produce 190,000 – 210,000 dmt for July 2024 - June 2025 period  80% mill utilization; operation challenged by weather with actions taken to mitigate future impact  69% global lithium recovery; operational improvements drive record recoveries  Received final drill results from 2024 drill program; mineral resource update expected in mid-2025 NAL Concentrate Production NAL Global Recovery and Mill Utilization Source: Sayona Mining March 2025 Quarterly Activities Report, filed with the ASX April 29, 2025 Weather posed short-term challenges; mitigation measures in place to improve resilience 43% 57% 58% 62% 67% 68% 67% 68% 69%51% 71% 72% 75% 73% 83% 91% 90% 80% 25% 40% 55% 70% 85% 100% Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Global Recovery (%) Mill Utilization (%) 3,510 29,610 31,486 34,237 40,439 49,660 52,141 50,922 43,261 A$1,231 A$1,397 A$1,536 A$1,506 A$1,335 A$1,280 A$1,374 A$0 A$400 A$800 A$1,200 A$1,600 - 20,000 40,000 60,000 80,000 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Concentrate Production (dmt) Unit Operating Costs (A$/dmt sold)

: PLL : PLL DEMAND OUTLOOK 5 Lithium Demand (kt LCE) Source: Benchmark Mineral Intelligence Q1 2025 Lithium Forecast Stationary Storage Demand (kt LCE) Source: Estimates from Benchmark Mineral Intelligence, Canaccord, JP Morgan, Macquarie and TD Cowen. Demand remains strong 1,156 1,899 2,687 0 500 1,000 1,500 2,000 2,500 3,000 2024 2027 2030 199 352 483 0 125 250 375 500 625 750 2024 2027 2030 Average Minimum Estimate Maximum Estimate +132% +143% : PLL : PLL RENEWED CALLS FOR ENERGY SECURITY 6  Inadequate domestic energy infrastructure leads to reliance on foreign nations and a “National Energy Emergency”  Supply chain security concerns and geopolitical risks drive the urgency to localize production  American producers positioned to benefit from pro-domestic development and sourcing policies:  45X tax credits  Advanced Technology Vehicle Manufacturing (ATVM) Loans  Tariffs on critical minerals and batteries  Defense Production Act Title III  Executive Orders focused on permitting, financial support and strategic investments Source: Benchmark Mineral Intelligence Q1 2025 Forecast North America will be dependent on lithium imports North American Lithium Supply and Demand (kt LCE) 162 253 430 19 50 335 88% 80% 22% 0 50 100 150 200 250 300 350 400 450 500 2024 2027 2030 North American Battery Demand North American Domestic Chemical Production Required Imports 2024 2027 2030

FINANCIALS

MICHAEL WHITE

EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

PIEDMONT LITHIUM

Q1’25 FINANCIAL HIGHLIGHTS

PIEDMONT LITHIUM

$ in millions, except per share and per ton amounts

METRIC TONS SHIPPED (kt) [1]	REVENUE	REALIZED PRICE PER METRIC TON [2]	GAAP DILUTED EPS
27.0	$20.0	$741	($0.71)
CASH [3]	**GROSS PROFIT**	**REALIZED COST PER METRIC TON [4]**	**ADJUSTED DILUTED EPS [5]**
$65.4	$0.1	$736	($0.46)



(1) *Refers to thousands of dry metric tons or dry metric ton.*
(2) *Realized price per metric ton is the average estimated price, net of certain distribution and other fees, for ~5.4% Li_2O grade, which includes reference pricing data up to the period end and is subject to final adjustment. The final adjusted price may be higher or lower than the estimated average realized price based on future price movements.*
(3) *Cash and cash equivalents at March 31, 2025.*
(4) *Realized cost per metric ton is the average costs of sales including Piedmont’s offtake pricing agreement with Sayona Quebec Inc. for the purchase of spodumene concentrate at a market price subject to a floor of $500 per dmt and a ceiling of $900 per dmt, adjusted for product grade, freight, and insurance.*
(5) *Non-GAAP measure. A reconciliation of Non-GAAP metrics to statutory financial metrics is provided in the Non-GAAP Measures section.*

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: PLL : PLL REALIZED PRICES 9 Q1’25 SC6 Equivalent Realized Price Source: Company reports filed with the SEC or ASX. See appendix for detail. $823 $851 $844 $815 $791 $789 $740 $760 $780 $800 $820 $840 $860 Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Piedmont SC6 Equivalent Realized Prices $944 $1,031 $976 $909 $823 $700 $800 $900 $1,000 $1,100 $1,200 $1,300 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Source: Piedmont Lithium reports filed with the SEC. The reported realized price is adjusted to a 6% Li2O equivalent price. SC6 spot price reflects the Fastmarkets spodumene concentrate 6% CIF China spot price from January 1, 2024 through March 31, 2025. SC6 Spot : PLL : PLL SOURCES AND USES OF CASH 10  Focus remains on minimizing cash burn during period of depressed lithium prices  $19 million operating cash outflow primarily related to timing of working capital and Q1 net loss  Successful deferral of capital expenditures with line of sight into reduced 2025 outlook  Minimal contributions to joint venture projects  Maintained liquidity through use of Credit Facility ($19) ($1) ($1) ($1) $88 $65 12/31/24 Ending Cash Operating Cash Flow Capital Expenditures Investments in and Advances to Affiliates Financing Cash Flow 3/31/25 Ending Cash First Quarter 2025 (US$ mm)

2025 OUTLOOK

PIEDMONT LITHIUM

	Units	Actual		Outlook (1)	
		FY'24	Q1'25	Q2'25	FY'25
Shipments (2)	kt dmt	117	27	8 – 20	113 – 130
Capital expenditures	$ million	11	1	1 – 2	4 – 6
Investments in and advances to affiliates	$ million	26	1	2 – 4	7 – 13

- Q1 production at NAL not expected to impact 2025 shipments
- Reduced capital expenditure outlook, reflecting strategic focus on maintaining efficiency and supporting cost savings initiatives
- Maintaining outlook for joint venture project spend

(1) *Estimated 2025 outlook figures based on year-to-date performance and management estimates. Current 2025 outlook is subject to further changes due to market conditions.*
(2) *Shipments outlook based on year-to-date performance and management estimates. Piedmont's 2025 shipment outlook is 113k – 130k dmt; quarterly variations due to shipping logistics and customer requirements may impact shipments made during the interim (outlook) periods.*

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MERGER WITH SAYONA MINING

KEITH PHILLIPS

PRESIDENT & CHIEF EXECUTIVE OFFICER

PIEDMONT LITHIUM

: PLL : PLL PIEDMONT PROJECT PORTFOLIO 13 NAL (3) NAL(2) Carolina NAL(2) NAL(2) MERGER STATUS Advancing toward shareholder votes Complete  Deal announcement and concurrent capital raises  Corporate name selection  Board nominees named  Amended merger agreement to include proposed reverse stock split, updated exchange ratio and new corporate name Corporate Ongoing and Upcoming  Conditional Placement to Resource Capital Fund VIII  Integration planning  Corporate rebranding launch  Sayona reverse stock split Corporate Regulatory  Investment Canada Act (ICA)  Hart-Scott-Rodino (HSR)  Committee on Foreign Investment in the United States (CFIUS) Regulatory  Sayona F-4 registration with the Securities and Exchange Commission  Piedmont and Sayona shareholder meetings : PLL : PLL PIEDMONT PROJECT PORTFOLIO 14 NAL (3) NAL(2) Carolina NAL(2) NAL(2) TRANSACTION EXCHANGE RATIO Piedmont Common Stock (Nasdaq) Shares Number of Piedmont Shares Held Prior to Transaction 100 Transaction Exchange Ratio Converting Piedmont Shares to Elevra Shares 527 Number of Elevra Shares Held Post Transaction 52,700 = 100 x 527 Reverse Stock Split Ratio 1-for-150 Number of Elevra Shares Held Post Reverse Split 351.3 = 52,700 / 150 ADS Issuance Ratio 1-for-10 Number of Elevra ADSs Held Post ADS Issuance 35.13 = 351.3 / 10 Piedmont Chess Depositary Interests (ASX) Shares Number of Piedmont CDIs Held Prior to Transaction 10,000 Transaction Exchange Ratio Converting Piedmont CDIs to Elevra Shares 5.27 Number of Elevra Shares Held Post Transaction 52,700 = 10,000 x 5.27 Reverse Stock Split Ratio 1-for-150 Number of Elevra Shares Held Post Reverse Split 351.3 = 52,700 / 150 Exchange Ratio You Own Piedmont Common Stock (Nasdaq : PLL) Piedmont Chess Depositary Interest (ASX : PLL) You Receive Elevra American Depositary Shares (Nasdaq : ELVR) Elevra Ordinary Shares (ASX : ELV) What is an American Depositary Share? An American Depositary Share, or ADS, represents a specified number of securities of a non-U.S. company deposited with a custodian bank.

: PLL : PLL MERGER WITH SAYONA MINING 15 Enhanced Market Position Strategic Growth Opportunities  Solidifies status as North America’s largest operating lithium producer  Improves ability to integrate into strategic supply chains and serve the growing demand for lithium  Consolidated NAL ownership enables brownfield expansion not available on a standalone basis  Provides access to additional growth projects, including the high grade Moblan Lithium Project  Capital raises and realization of synergies create a stronger financial profile  Enables faster execution of strategic plans and capital investment decisions  Reduced complexity with increased operational credentials and business critical technical knowledge  Equal representation of Piedmont and Sayona shareholders protects shareholder interests  Maintained listing on the ASX and Nasdaq to retain liquidity and attract a diverse investor base Benefits to shareholders Financial Strength and Stability Unified Corporate Structure Q&A

PIEDMONT LITHIUM

APPENDIX

UPCOMING INVESTOR RELATIONS EVENTS

PIEDMONT LITHIUM

RESEARCH COVERAGE

B. RILEY Securities
CANACCORD Genuity
Clarksons Platou Securities
J.P.Morgan
MACQUARIE
ROTH Capital Partners
TD Cowen a division of TD Securities
TUOHY BROTHERS INVESTMENT RESEARCH INC

UPCOMING INVESTOR RELATIONS EVENTS

MAY	May 20 - 22	25th Annual B. Riley Institutional Investor Conference	Los Angeles, CA
	May 20 - 22	Canaccord 4th Annual Global Metals & Mining Conference	Henderson, NV
	May 27 - 29	KeyBanc Industrials & Basic Materials Conference	Boston, MA
JUN	Jun 24 - 25	JP Morgan 2025 Energy, Power, Renewables & Mining Conference	New York, NY

John Koslow
Manager, FP&A & Investor Relations
jkoslow@piedmontlithium.com
Direct: +1 980 701 9928
Mobile: +1 516 320 0842

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SUPPORTING DATA

Realized Prices

Peer	Company	Reported Price ($/t)	Grade (% Li_2O)	SC6 Equivalent Price ($/t)	Source
	Piedmont Lithium	$741	5.4%	$823	Piedmont Lithium Q1 2025 Report filed with the SEC on May 7, 2025
Peer 1	Pilbara Minerals[1]	$747	5.3%	$851	Pilbara Minerals March 2025 Quarterly Activities Report filed with the ASX on April 17, 2025
Peer 2	Mineral Resources[2]	$844	6.0%	$844	Mineral Resources Quarterly Activities Report - Q3 FY25 filed with the ASX on April 29, 2025
Peer 3	Liontown Resources[3]	$815	6.0%	$815	Liontown Resources March 2025 Quarter Presentation filed with the ASX on April 24, 2025
Peer 4	IGO[4]	$791	6.0%	$791	IGO March 2025 Quarterly Activities Report filed with the ASX on April 30, 2025
Peer 5	Sayona Mining[5]	$710	5.4%	$789	Sayona Mining Quarterly Activities Report - March 2025 filed with the ASX on April 29, 2025

(1) Average realized price for ~5.3% and 6.0% Li_2O material on a CIF China basis.
(2) Weighted average price reported across Mt Marion and Wodgina for 6.0% Li_2O material. No Incoterms provided.
(3) Average realized price including provisional pricing for 6.0% Li_2O material on a CIF basis.
(4) Average realized price reported for chemical and technical grade spodumene sales from Greenbushes on an FOB Australia basis. No grade listed but assumed at 6.0% Li_2O.
(5) Average realized price on an FOB Port of Quebec basis. No grade listed but assumed at 5.4% Li_2O based on disclosure that all tons were sold to Piedmont Lithium.

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NON-GAAP RECONCILIATIONS

DEFINITIONS OF NON-GAAP MEASURES

PIEDMONT LITHIUM

NON-GAAP MEASURES	DESCRIPTION
Adjusted Net Loss	Net loss plus or minus the gain or loss from sale of equity method investments, gain or loss on sale of assets, gain or loss from equity securities, gain or loss from foreign currency exchange, restructuring and impairment charges including severance and severance related costs and exit costs, and certain other adjustments we believe are not reflective of our ongoing operations and performance. These items include acquisition costs and other fees, and shelf registration costs.
Adjusted Diluted EPS	Diluted EPS before gain or loss on sale of equity method investments, gain or loss on sale of assets, gain or loss from equity securities, gain or loss from foreign currency exchange, restructuring and impairment charges including severance and severance related costs and exit costs, and certain other costs we believe are not reflective of our ongoing operations and performance. Any references to adjusted EPS are to adjusted diluted EPS.
EBITDA	Net income (loss) before interest expenses, income tax expense, and depreciation.
Adjusted EBITDA	EBITDA plus or minus the gain or loss on sale of equity method investments, gain or loss on the sale of assets, gain or loss from equity securities, gain or loss from foreign currency exchange, restructuring and impairment charges including severance and severance related costs, and certain other adjustments we believe are not reflective of our ongoing operations and performance.

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ADJUSTED NET LOSS

PIEDMONT LITHIUM

Net loss attributable to Piedmont stockholders is reconciled to adjusted net loss

(In thousands, except per share amounts)	Three Months Ended					
	March 31, 2025		December 31, 2024		March 31, 2024	
		Diluted EPS		Diluted EPS		Diluted EPS
Net loss	$ (15,631)	$ (0.71)	$ (11,131)	$ (0.55)	$ (23,611)	$ (1.22)
Loss on sale of equity method investments[1]	–	–	–	–	13,886	0.72
Loss on sale of assets	80	–	100	–	–	–
Loss (gain) on equity securities[2]	3,640	0.17	(1,791)	(0.09)	(1,384)	(0.07)
Loss from foreign currency exchange[3]	195	0.01	596	0.03	131	0.01
Restructuring charges[4]	283	0.01	3,194	0.16	1,780	0.09
Other costs[5]	1,369	0.06	5,518	0.27	431	0.02
Tax effect of adjustments[6]	–	–	(37)	–	(3,093)	(0.16)
Adjusted net loss	$ (10,064)	$ (0.46)	$ (3,551)	$ (0.17)	$ (11,860)	$ (0.61)

(1) Loss on sale of equity method investments includes a loss on the sale of shares in Sayona Mining of $17,215, partially offset by a gain on the sale of shares in Atlantic Lithium of $3,143 and a gain on dilution related to the issuance of additional shares of Atlantic Lithium of $186 for the three months ended March 31, 2024.
(2) Loss (gain) on equity securities represents realized and unrealized gains on our equity security holdings in Atlantic Lithium and Ricca Resources.
(3) Loss from foreign currency exchange primarily relates to currency fluctuations in our foreign bank accounts denominated in Canadian dollars and Australian dollars and marketable securities denominated in Australian dollars.
(4) Restructuring charges relates to severance and reorganization related costs and exit costs related to our 2024 Cost Savings Plan.
(5) Other costs include legal and transactional costs related to certain strategic transactions and shelf registration costs.
(6) No income tax impacts have been given to any items that were recorded in jurisdictions will full valuation allowances.

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EBITDA AND ADJUSTED EBITDA

Net loss attributable to Piedmont stockholders is reconciled to EBITDA and adjusted EBITDA

	Three Months Ended		
(In thousands)	March 31, 2025	December 31, 2024	March 31, 2024
Net loss	$ (15,631)	$ (11,131)	$ (23,611)
Interest income, net	(139)	(189)	(605)
Income tax benefit	–	(37)	(3,093)
Depreciation and amortization	63	63	81
EBITDA	(15,707)	(11,294)	(27,228)
Loss on sale of equity method investments[1]	–	–	13,886
Loss on sale of assets	80	100	–
Loss (gain) on equity securities[2]	3,640	(1,791)	(1,384)
Loss from foreign currency exchange[3]	195	596	131
Restructuring charges[4]	283	3,194	1,780
Other costs[5]	1,369	5,518	431
Adjusted EBITDA	$ (10,140)	$ (3,677)	$ (12,384)

(1) Loss on sale of equity method investments includes a loss on the sale of shares in Sayona Mining of $17,215, partially offset by a gain on the sale of shares in Atlantic Lithium of $3,143 and a gain on dilution related to the issuance of additional shares of Atlantic Lithium of $186 for the three months ended March 31, 2024.
(2) Loss (gain) on equity securities represents realized and unrealized gains on our equity security holdings in Atlantic Lithium and Ricca Resources.
(3) Loss from foreign currency exchange primarily relates to currency fluctuations in our foreign bank accounts denominated in Canadian dollars and Australian dollars and marketable securities denominated in Australian dollars.
(4) Restructuring charges relates to severance and reorganization related costs and exit costs related to our 2024 Cost Savings Plan.
(5) Other costs include legal and transactional costs related to certain strategic transactions and shelf registration costs.

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LiOH

EARNINGS PRESENTATION

First Quarter 2025

Nasdaq :PLL

ASX :PLL

ARBN 647 286 360

Corporate Office | 42 E. Catawba Street | Belmont | NC 28012 | USA

Australia Office | 28 The Esplanade | 9th Floor | Perth | WA 6000 | Australia

www.piedmontlithium.com

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